EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cascade Technologies, Corp. (the “Company”) on Form 10-K for the period ended August 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rick Walchuk, President and Principal Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 1, 2008	By:	/s/ Rick Walchuk
Name: Rick Walchuk
Title: President (Principal Executive Officer)